PaineWebber





                             =====================

                             MONEY MARKET
                             FUND





                                     ANNUAL REPORT






                                 FEBRUARY 28, 1997

PaineWebber                MONEY MARKET FUND                       ANNUAL REPORT


                                                                  April 14, 1997

Dear Shareholder,

We are  pleased to  present  you with the annual  report for  PaineWebber  Money
Market  Fund (the  "Fund") for the year ended  February  28,  1997.



GENERAL MARKET OVERVIEW
================================================================================

[GRAPHIC]      Overall, the volatile nature of the Treasury market over the
               12-month period ended February 28, 1997 made for a sentiment-driven market. Mid-period, signs of strength in employment and housing, coupled with healthy retail and capital spending, created concern that the Federal Reserve Board (the
               "Fed") would raise rates. However, tempered inflation persisted and ultimately kept the Fed on hold during the period. As the 12 months drew to a close, moderating growth in the economy prevailed, and the risk of inflationary pressures persisted in the marketplace.



PORTFOLIO REVIEW
================================================================================

[GRAPHIC]      The Fund's current yields for Class A, B and C shares for the seven-day period ended February 28, 1997 were 4.24%, 3.74% and 3.66%, respectively. The Fund maintained a weighted average maturity of 50 days as of February 28, 1997.

   The Fund invests in high quality, short-term money market instruments such as commercial paper, medium-term notes, U.S. Treasuries, U.S. government agencies, banker acceptances and certificates of deposit. Investment decisions in the Fund during the period continued to be dominated by credit quality and liquidity. Although we were interested in maintaining higher yields, we did not do so by sacrificing the Fund's emphasis on security, quality and liquidity.

ANNUAL REPORT



OUTLOOK
================================================================================

[GRAPHIC]      The Fed's decision to raise short-term interest rates in late
               March spurred significant market volatility. We expect that this volatility will continue, and view any declines that occur as opportunities to purchase securities. In general, however, we plan to maintain the Fund's neutral weighted average maturity as short-term rates find stability.

   Our  ultimate   objective  in  managing  your  investments  is  to  help  you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.


Sincerely,


/s/ Margo Alexander                     /s/ Dennis L. McCauley
-------------------------               ----------------------------------------

MARGO N. ALEXANDER                      DENNIS L. McCAULEY
President,                              Managing Director and Chief Investment,
Mitchell Hutchins Asset                 Officer--Fixed Income Investments,
   Management Inc.                      Mitchell Hutchins Asset Management Inc.


/s/ Susan P. Ryan                       /s/ Peter Yurn
-------------------------               ----------------------------------------
SUSAN P. RYAN                           PETER YUEN
Senior Vice President                   Portfolio Manager,
Mitchell Hutchins Asset                 PaineWebber Money Market Fund
  Management Inc.

PaineWebber



                                              MONEY MARKET FUND


                  STATEMENT OF NET ASSETS                                                    FEBRUARY 28, 1997

Principal
 Amount                                                      Maturity              Interest
  (000)                                                        Dates                 Rates             Value
--------                                                -------------------    -----------------     ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.32%
$  900    Federal Home Loan Bank ...................    10/16/97 to 12/26/97     5.625 to 5.900%   $  900,000
 1,000    Federal National Mortgage Association ....          03/04/97               5.320*         1,000,000
                                                                                                   ----------
Total U.S. Government Agency Obligations
  (cost - $1,900,000) ..............................                                                1,900,000
                                                                                                   ----------

BANK NOTES - 8.83%

DOMESTIC - 7.15%
   800    BankAmerica Corporation ..................          07/15/97                6.000           799,857
 1,000    Comerica Bank Detroit ....................          03/04/97                5.440*           999,995
   750    FCC National Bank ........................          04/17/97                5.640           749,898
                                                                                                   ----------
                                                                                                    2,549,750
                                                                                                   ----------
YANKEE - 1.68%
   600    ABN-AMRO Bank N.V. .......................          12/04/97                5.500           599,912
                                                                                                   ----------
Total Bank Notes (cost - $3,149,662) ...............                                                3,149,662
                                                                                                   ----------

CERTIFICATES OF DEPOSIT - 6.30%

YANKEE - 6.30%
 1,000    Commerzbank AG ...........................          03/21/97                5.280         1,000,000
 1,250    Societe Generale .........................    05/08/97 to 01/06/98     5.720 to 5.850     1,249,703
                                                                                                   ----------
Total Certificates of Deposit (cost - $2,249,703) ..                                                2,249,703
                                                                                                   ----------

COMMERCIAL PAPER@ - 75.01%

ASSET-BACKED - 11.57%
 1,500    Delaware Funding Corporation .............          04/21/97                5.280         1,488,780
 1,500    Enterprise Funding Corporation ...........          03/26/97                5.300         1,494,479
 1,148    Triple-A One Funding Corporation .........          03/12/97                5.340         1,146,127
                                                                                                   ----------
                                                                                                    4,129,386
                                                                                                   ----------

AUTO & TRUCK - 6.26%
   740    Ford Motor Credit Company ................          03/26/97                5.300           737,276
 1,500    General Motors Acceptance Corporation ....          03/06/97                5.360         1,498,883
                                                                                                   ----------
                                                                                                    2,236,159
                                                                                                   ----------



PaineWebber


                                               MONEY MARKET FUND

Principal
 Amount                                                      Maturity              Interest
  (000)                                                        Dates                 Rates             Value
--------                                                -------------------    -----------------     ---------

COMMERCIAL  PAPER@ - (CONTINUED)
BANKING - 8.38%
$1,000    ABN-AMRO North America Finance
            Incorporated .............................        03/06/97                5.350%       $  999,257
 1,000    BCI Funding Corporation ....................        03/18/97                5.340           997,478
 1,000    Nordbanken North America Incorporated ......        04/16/97                5.350           993,164
                                                                                                   ----------
                                                                                                    2,989,899
                                                                                                   ----------
BROKER/DEALER - 2.77%
 1,000    Morgan Stanley Group Incorporated ..........        05/05/97                5.270           990,485
                                                                                                   ----------

BUSINESS SERVICES - 4.48%
 1,600    Block Financial Corporation ................        03/03/97                5.270         1,599,532
                                                                                                   ----------
CHEMICALS - 3.91%
 1,400    Great Lakes Chemical Corporation ...........  03/21/97 to 03/28/97     5.250 to 5.330     1,394,878
                                                                                                   ----------
DRUGS & HEALTHCARE - 6.97%
 1,000    Bayer Corporation ..........................        03/25/97                5.350           996,433
 1,500    Novartis Finance Corporation ...............        04/02/97                5.320         1,492,907
                                                                                                   ----------
                                                                                                    2,489,340
                                                                                                   ----------
FINANCE - CONDUIT - 6.93%
 1,000    ANZ (Delaware) Incorporated ................        08/19/97                5.270           974,967
 1,500    Toronto-Dominion Holdings USA Incorporated .        03/04/97                5.320         1,499,335
                                                                                                   ----------
                                                                                                    2,474,302
                                                                                                   ----------
FINANCE - CREDIT UNION - 2.79%
 1,000    U.S. Central Credit Union ..................        03/21/97                5.240           997,089
                                                                                                   ----------
FINANCE - DIVERSIFIED - 2.80%
 1,000    Associates Corporation of North America ....        03/06/97                5.350           999,257
                                                                                                   ----------
FINANCE - SUBSIDIARY - 6.98%
 1,500    Dresdner U.S. Finance ......................        03/03/97                5.300         1,499,559
 1,000    National Australia Funding (Delaware)
            Incorporated .............................        04/14/97                5.340           993,473
                                                                                                   ----------
                                                                                                    2,493,032
                                                                                                   ----------
FOOD, BEVERAGE & TOBACCO - 2.79%
 1,000    American Brands, Incorporated ..............        04/02/97                5.300           995,289
                                                                                                   ----------
INSURANCE - PROPERTY/CASUALTY - 4.19%
 1,500    John Hancock Capital Corporation ...........        03/21/97                5.250         1,495,625
                                                                                                   ----------

4

PaineWebber



                                              MONEY MARKET FUND

Principal
 Amount                                                      Maturity              Interest
  (000)                                                        Dates                 Rates             Value
--------                                                -------------------    -----------------     ---------

COMMERCIAL PAPER@ - (CONCLUDED)
UTILITY - TELEPHONE - 4.19%
$1,500    Bell Atlantic Financial Services Incorporated .... 03/24/97                5.260%       $ 1,494,959
                                                                                                  -----------
Total Commercial Paper (cost - $26,779,232)                                                        26,779,232
                                                                                                  -----------

SHORT-TERM CORPORATE OBLIGATIONS - 9.28%
BROKER/DEALER - 2.24%
   500    Bear Stearns Companies Incorporated .............. 08/12/97                5.820            500,000
   300    Bear Stearns Companies Incorporated .............. 03/04/97                5.470*           300,000
                                                                                                  -----------
                                                                                                      800,000
                                                                                                  -----------
FINANCE - CONSUMER - 2.80%
 1,000    American General Finance Corporation ............. 04/01/97                5.800          1,000,171
                                                                                                  -----------

FOOD, BEVERAGE & TOBACCO - 1.44%
   500    Philip Morris Companies Incorporated ............  12/01/97                9.250            512,921
                                                                                                  -----------

MISCELLANEOUS - 2.80%
 1,000    Beta Finance Incorporated ........................ 03/04/97                5.420*         1,000,000
                                                                                                  -----------
Total Short-Term Corporate Obligations (cost - $3,313,092) .                                        3,313,092
                                                                                                  -----------

REPURCHASE AGREEMENT - 1.35%
   482    Repurchase Agreement dated 02/28/97 with Daiwa
            Securities America Incorporated, collateralized
            by $418,000 U.S. Treasury Bonds, 8.500% due
            02/15/20; proceeds: $482,215 (cost - $482,000) . 03/03/97                5.350            482,000
                                                                                                  -----------
Total Investments (cost - $37,873,689 which approximates
  cost for federal income tax purposes) - 106.09% ..........                                       37,873,689
Liabilities in excess of other assets  - (6.09)% ...........                                       (2,173,369)
                                                                                                  -----------
Net Assets (applicable to 11,806,930;  18,398,658; and
  5,505,749 shares of Class A, Class B, and Class C,
  respectively, each equivalent to
  $1.00 per share) - 100.00%     . .........................                                      $35,700,320
                                                                                                  ===========

----------------------
* Variable rate security-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of February 28, 1997 and reset periodically.
@  Interest rates shown are discount rates at date of purchase.


                 Weighted average maturity (unaudited) - 50 days


                 See accompanying notes to financial statements

PaineWebber


                                MONEY MARKET FUND


            STATEMENT OF OPERATIONS         For the Year Ended February 28, 1997


INVESTMENT INCOME:
Interest ......................................................     $2,364,488
                                                                     ---------
EXPENSES:
Investment advisory and administration .........................       215,423
Service fees--Class A ..........................................        38,451
Service and distribution fees--Class B .........................       169,463
Service and distribution fees--Class C .........................        38,313
Legal and audit ................................................        78,165
State registration fees ........................................        76,297
Transfer agency and service fees ...............................        50,531
Reports and notices to shareholders ............................        45,276
Custody and accounting .........................................        12,346
Directors' fees ................................................        12,250
Other expenses .................................................        14,196
                                                                     ---------
                                                                       750,711
                                                                     ---------
NET INVESTMENT INCOME ..........................................     1,613,777
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ................         7,764
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $1,621,541
                                                                     =========




                                               STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE YEARS ENDED
                                                                            ------------------------------------
                                                                            FEBRUARY 28, 1997  FEBRUARY 29, 1996
                                                                            -----------------  -----------------
FROM OPERATIONS:
Net investment income .................................................        $ 1,613,777       $ 2,705,342
Net realized gains from investment transactions .......................              7,764             2,889
                                                                               -----------       -----------
Net increase in net assets resulting from operations ..................          1,621,541         2,708,231
                                                                               -----------       -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A ........................................           (631,332)         (832,449)
Net investment income--Class B ........................................           (804,674)       (1,417,388)
Net investment income--Class C ........................................           (177,771)         (455,505)
                                                                               -----------       -----------
                                                                                (1,613,777)       (2,705,342)
                                                                               -----------       -----------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............        (20,388,584)      (20,224,020)
                                                                               -----------       -----------

Net decrease in net assets ............................................        (20,380,820)      (20,221,131)
NET ASSETS:
Beginning of year .....................................................         56,081,140        76,302,271
                                                                               -----------       -----------
End of year ...........................................................        $35,700,320       $56,081,140
                                                                               ===========       ===========






                 See accompanying notes to financial statements

PaineWebber




                  NOTES TO FINANCIAL STATEMENTS


                  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                  PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ("Fund") and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.

                  The Fund offers Class A, Class B and Class C shares. Each class represents interest in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

                  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                  VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

                  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber and investment adviser and administrator of the Fund.

                  NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized and unrealized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

PaineWebber


                  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


                  CONCENTRATION OF RISK

                  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.


                  INVESTMENT ADVISER AND ADMINISTRATOR

                  The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At February 28, 1997, the Fund owed Mitchell Hutchins $13,509 for investment advisory and administration fees.


                  DISTRIBUTION PLANS

                  Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 1997, the Fund owed Mitchell Hutchins $15,693 in service and distribution fees.

                  Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended February 28, 1997, it earned $224,328 in sales charges.


                  TRANSFER AGENCY SERVICE FEES

                  The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the year ended February 28, 1997, PaineWebber earned $13,300 in service fees. At February 28, 1997, the Fund owed PaineWebber $1,022 for such fees.

PaineWebber


                  OTHER LIABILITIES

                  At February 28, 1997, the amounts payable for Fund shares repurchased and dividends payable aggregated $2,176,771 and $82,368, respectively.


                  CAPITAL STOCK

                  There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:


                                                         Class A                      Class B                    Class C
                                                -------------------------   --------------------------  ---------------------------
                                                   For the Years Ended          For the Years Ended        For the Years Ended
                                                -------------------------   --------------------------  ---------------------------
                                                February 28, February 29,   February 28,   February 29,  February 28,   February 29,
                                                    1997        1996            1997           1996          1997          1996
                                               ------------  ------------    -----------    ----------   -----------   ------------
                  Shares sold ...............   125,631,344    68,390,061     19,555,704    47,337,869    76,050,153     57,291,344
                  Shares repurchased ........  (139,742,746)  (67,443,035)   (26,762,760)  (60,008,482)   (76,435,11)   (68,064,126)
                  Shares converted from
                    Class B to Class A ......     1,679,739     1,031,503     (1,679,739)   (1,031,503)       --             --
                  Dividends reinvested ......       503,194       713,442        678,507     1,169,924       133,138        388,983
                                                -----------    ----------     ----------   -----------    ----------    -----------
                  Net increase (decrease)
                     in shares outstanding ..   (11,928,469)    2,691,971     (8,208,288)  (12,532,192)     (251,827)   (10,383,799)
                                                ===========    ==========     ==========   ===========    ==========    ===========







                  FEDERAL TAX STATUS

                  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                  At February 28, 1997, the Fund had capital loss carryforwards of $11,016 available as a reduction, to the extent provided in the regulations, of future net realized gains, which will expire between February 28, 1999 and February 28, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

PaineWebber



                                MONEY MARKET FUND



                  FINANCIAL HIGHLIGHTS

                  Selected data for a share of capital stock outstanding throughout each period is presented below:



                                                                          Class A
                                                -----------------------------------------------------------

                                                                    For the Years Ended
                                                -----------------------------------------------------------
                                            February 28,   February 29,               February 28,
                                                                            ---------------------------------
                                                 1997          1996          1995         1994        1993
                                              ----------    ----------      -------      -------     -------
Net asset value, beginning of period .....      $1.00          $1.00         $1.00         $1.00       $1.00
Net investment income ....................      0.040          0.046         0.037         0.016       0.022
Dividends from net investment income .....     (0.040)        (0.046)       (0.037)       (0.016)     (0.022)
                                               ------         ------       -------       -------     -------
Net asset value, end of period ...........      $1.00          $1.00         $1.00         $1.00       $1.00
                                               ======         ======       =======       =======     =======
Total investment return(1) ...............       4.11%          4.69%         3.95%         1.64%       2.25%
                                               ======         ======       =======       =======     =======

Ratios/Supplemental data:
  Net assets, end of period (000's) ......    $11,808        $23,735       $21,042       $14,204     $11,716
  Expenses to average net assets .........       1.42%          1.31%         1.06%         1.72%       1.74%
  Net investment income to
    average net assets ...................       4.09%          4.68%         3.85%         1.70%       2.18%

---------------
  *Annualized

  +Commencement of issuance of shares

(1)Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

PaineWebber






                                                                     Class B
                                             ------------------------------------------------------

                                                              For the Years Ended
                                             ------------------------------------------------------
                                             February 28, February 29,          February 28,
                                                                       ----------------------------
                                                   1997       1996      1995       1994      1993
                                                 ---------  ---------  -------    -------   -------
Net asset value, beginning of period .....          $1.00     $1.00      $1.00     $1.00      $1.00
Net investment income ....................          0.035     0.041      0.032     0.011      0.016
Dividends from net investment income .....         (0.035)   (0.041)    (0.032)   (0.011)    (0.016)
                                                  -------   -------    -------   -------    -------
Net asset value, end of period ...........          $1.00     $1.00      $1.00     $1.00      $1.00
                                                  =======   =======    =======   =======    =======
Total investment return(1) ...............           3.60%     4.18%      3.41%     1.12%      1.73%
                                                  =======   =======    =======   =======    =======

Ratios/Supplemental data:
  Net assets, end of period (000's) ......        $18,389   $26,592    $39,123    $9,819    $15,280
  Expenses to average net assets .........           1.90%     1.79%      1.55%     2.25%      2.28%
  Net investment income to
    average net assets ...................           3.55%     4.17%      3.46%     1.16%      1.69%





                                                                      Class C
                                             --------------------------------------------------------

                                                         For the Years Ended           For the Period
                                             ----------------------------------------- July 14, 1992+
                                             February 28, February 29,  February 28,         to
                                                                     -----------------   February 28,
                                                 1997      1996       1995       1994       1993
                                               --------  ---------   ------     ------   ----------
Net asset value, beginning of period .....       $1.00      $1.00      $1.00     $1.00     $1.00
Net investment income ....................       0.034      0.041      0.033     0.012     0.009
Dividends from net investment income .....      (0.034)    (0.041)    (0.033)   (0.012)   (0.009)
                                               -------    -------     ------    ------    ------
Net asset value, end of period ...........       $1.00      $1.00      $1.00     $1.00     $1.00
                                               =======    =======     ======    ======    ======
Total investment return(1) ...............        3.50%      4.14%      3.44%     1.19%     0.81%
                                               =======    =======     ======    ======    ======

Ratios/Supplemental data:
  Net assets, end of period (000's) ......      $5,504     $5,754    $16,137    $9,430    $2,220
  Expenses to average net assets .........        1.99%      1.79%      1.55%     2.14%     2.14%*
  Net investment income to
    average net assets ...................        3.47%      4.27%      3.35%     1.36%     1.67%*



PaineWebber



                  REPORT OF INDEPENDENT ACCOUNTANTS

                  To the Shareholders and Board of Directors of PaineWebber Money Market Fund

                  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Money Market Fund (the "Fund", one of the portfolios constituting PaineWebber Master Series, Inc.) at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                  PRICE WATERHOUSE LLP
                  1177 Avenue of the Americas
                  New York, New York 10036
                  April 11, 1997

PaineWebber


                  TAX INFORMATION

                  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (February 28, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. No portion of these distributions qualifies for the corporate dividend received deduction available to corporate shareholders.

                  Distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

                  Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIVand will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      [This page intentionally left blank]

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.                 Mary C. Farrell
Chairman
                                       Meyer Feldberg
Margo N. Alexander
                                       George W. Gowen
Richard Q. Armstrong
                                       Frederic V. Malek
Richard Burt
                                       Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander                     Julian F. Sluyters
President                              Vice President and Treasurer

Victoria E. Schonfeld                  Dennis McCauley
Vice President                         Vice President

Dianne E. O'Donnell                    Susan P. Ryan
Vice President and Secretary           Vice President







INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019




THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF A FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                                   PaineWebber

                        (C)1997 PaineWebber Incorporated
                                   Member SIPC